                     SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by Registrant  [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Materials Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

             R.H. PHILLIPS, INC.
----------------------------------------------------
(Name of Registrant as Specified In Its Charter)

  Board of Directors -- R.H. Phillips, Inc.
----------------------------------------------------
  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required

[   ]     Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
               Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee Paid:

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form,  Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

             R.H. PHILLIPS, INC.
            26836 County Road 12A
          Esparto, California 95627

   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS:

     The 1997 Annual Meeting of Shareholders of R.H. Phillips,
Inc. will be held on Thursday, May 22, 1997 at 10:00am at The
R.H. Phillips Winery, located at 26836 County Road 12A, Esparto,
California, for the following purposes:

     1. To elect directors, with the following persons to be presented at the meeting by the current Board of Directors for election to the Board of Directors:
          John E. Giguiere, Karl E. Giguiere, Lane C.
          Giguiere, R. Ken Coit and Victor L. Motto;

     2.   To consider and act upon an amendment to the R.H.
          Phillips, Inc. 1995 Stock Option Plan;
     3. To consider and act upon the appointment of KPMG Peat Marwick LLP as the independent public accountants of R.H. Phillips, Inc.; and

     4. To take action upon any other matters that may properly come before the meeting or any adjournments thereof.

     The foregoing proposals are more fully described in the accompanying Proxy Statement to which your attention is invited.

     In accordance with the Bylaws and the action of the Board of Directors, only shareholders of record at the close of business on April 24, 1997 are entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

//s// Robert T. Moore

Robert T. Moore,
Secretary, Chief Financial Officer

April 21, 1997

             R.H. PHILLIPS, INC.
            26836 County Road 12A
          Esparto, California  95627

               PROXY STATEMENT

    For the Annual Meeting of Shareholders
     to be held on Thursday, May 22, 1997

     This Proxy Statement and the accompanying proxy are furnished to the shareholders of R.H. Phillips, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 1997 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Thursday, May 22, 1997 beginning at 10:00am at the Company's headquarters, located at 26836 County Road 12A, Esparto, California, and at any postponements or adjournments of the Annual Meeting. The Annual Report of the Company for the year ended December 31, 1996, the Notice of Annual Meeting, this Proxy Statement and the enclosed proxy were initially mailed to the shareholders on or about April 25, 1997. The enclosed proxy is being solicited by the Board of Directors of the Company.

     The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview.
The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

     Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors, FOR approval of the proposed amendment to the Company's Stock Option Plan and FOR approval of KPMG Peat Marwick LLP as the independent auditors of the Company. Should any other business properly come before the Annual Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

     Abstentions and broker non-votes will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting.

     Shareholders of record as of the close of business on April
24, 1997 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the
"Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on April 24, 1997 there were 6,002,902 shares of Common Stock outstanding and entitled to vote.

The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.


              PROPOSAL NUMBER 1

            ELECTION OF DIRECTORS

     The Company's Bylaws provide that the Board of Directors shall consist of between four and seven members, with the exact number of directors between four and seven to be determined by the Board of Directors. The Board of Directors has set the number of directors at five, and there are currently five members of the Board of Directors.

     Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

     Five directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR the following nominees:
John E. Giguiere, Karl E. Giguiere, Lane C. Giguiere, R. Ken
Coit and Victor L. Motto. Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Each nominee is currently a member of the Board of Directors.

     Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention or broker non-votes) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

     Shareholders are entitled to one vote for each share held; however, in the election of directors, each shareholder has cumulative voting rights if those rights are properly exercised at the Annual Meeting. If a shareholder wishes to vote shares cumulatively, that shareholder is entitled to as many votes as the number of shares held multiplied by the number of directors to be elected. Under cumulative voting, each shareholder may cast all of his or her votes for a single candidate or distribute those votes among any or all candidates he or she chooses. No shareholder will be entitled to cumulate votes for any candidate unless that candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting of an intention to cumulate votes. If any shareholder has given such a notice, all shareholders may cumulate their votes for candidates who have been nominated. Shareholders will be given an opportunity to announce their intention to cumulate their votes prior to voting. Proxy holders are given discretionary authority to cumulate votes on shares for which they hold a proxy.
Shareholders who do not wish to cumulate their votes in elections of directors will be entitled to cast one vote per share held for any candidate.

     Background information with respect to the five nominees for election to the Board of Directors is set forth below.

              NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

     John E. Giguiere.  John Giguiere is the Co-President, Co-
Chief Executive Officer and Chairman of the Board of Directors of the Company, in which capacities he has served since the Company was incorporated in 1994. Prior to that time, Mr.
Giguiere was Co-President of R.H. Phillips Partners, a limited partnership that operated the R.H. Phillips vineyard and winery business prior to its merger into the Company, from 1989 until 1994. Raised on the Giguiere family farm where the R.H. Phillips winery is located, John Giguiere has spent his entire professional life in agribusiness. Together with his brother Karl, John Giguiere founded the R.H. Phillips vineyard and winery business in 1981.
John Giguiere is the President of The R.H. Phillips Vineyard, Inc., the second largest shareholder of the Company, and he has managed the sales and marketing aspects of R.H. Phillips since
1983.  John Giguiere attended Willamette University in Salem,
Oregon and California State University at San Jose. He is 45 years old.

     Karl E. Giguiere. Karl Giguiere is the Co-President, Co-Chief Executive Officer and Vice-Chairman of the Board of Directors of the Company, in which capacities he has served since 1994. Karl Giguiere was the Co-President of R.H. Phillips Partners from 1989 through 1994. Karl Giguiere was also raised on the Giguiere family farm and has spent his entire career in agribusiness. He has managed the farming and vineyard operations of R.H. Phillips since it was founded in 1981. Karl Giguiere is the President of RHP Vineyards, Inc., the largest shareholder of the Company. Karl Giguiere graduated from California State Polytechnic University with a B.A. in Agribusiness. He is 51 years old.

     Lane C. Giguiere. Ms. Giguiere has served on the Board of Directors and has been Vice-President, Sales Administration of the Company since its incorporation in 1994. She was Sales Administration Manager of R.H. Phillips Partners beginning in 1989 and has managed sales of the R.H. Phillips vineyard and winery business since 1983. Ms. Giguiere attended California State University at San Jose and California State University at Chico. Ms. Giguiere is 43 years old.

     R. Ken Coit. Mr. Coit was elected a director of the Company soon after its incorporation in 1994 and served on the limited partners' Advisory Committee of R.H. Phillips Partners from 1989 through 1994. Mr. Coit is the owner of Coit Financial Group, a firm which specializes in real estate investments. Mr. Coit is also a licensed broker-dealer affiliated with Sequoia Equity Securities Corporation of Walnut Creek, California and is a registered representative of American Investors Company of Hayward, California. Mr. Coit received an M.B.A. from
Pepperdine University and a B.S. in Pharmacy from the University of Arizona. Mr. Coit is 53 years old.

     Victor L. Motto. Mr. Motto was elected to the Board of Directors in June, 1996. Mr. Motto is a founding partner of Motto, Kryla & Fischer, an accounting and business consulting firm devoted exclusively to the wine industry. Mr. Motto is also partner of MKF Systems, a wine industry computer systems business. Mr. Motto serves as a director of the American Wine Alliance for Research and Education, as financial advisor to the board of directors of the Napa Valley Vintners Association and as an advisor to the California Senate Select Committee on the Wine Industry. Mr. Motto also teaches university courses and is a frequent lecturer on wine industry issues. Mr. Motto is a frequent contributor to Wine Business Update, a quarterly newsletter published by Motto, Kryla & Fisher, as well as to various other wine industry publications. Mr. Motto is a Certified Public Accountant and has received a B.A. in Business from the University of South Florida. Mr. Motto is 57 years old.

     Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

     The Board of Directors met six times in 1996. Each director has attended at least 75% of all meetings of the Board of Directors during such period as that director has been a member of the Board of Directors.

     Mr. Motto received a retainer of $5,000 for agreeing to serve on the Board of Directors and receives a fee of $1,000 for
each Board of Directors meeting he attends.   No other members of
the Board of Directors are currently compensated for attending meetings of the Board of Directors or Board Committees.

     There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company; however, under the terms of the Company's agreements with three of its major creditors, all principal and interest owing to those creditors shall be due and payable, at the creditors' option, if any person or group other than John or Karl Giguiere or their immediate families control a majority of the Board of Directors.
This provision will be eliminated if and when the Company enters into employment agreements with John and Karl Giguiere which obligate them to remain employed by the Company for at least five years.

Board Committees, Meetings

     The Board of Directors has an Audit Committee, a
Compensation Committee and a Stock Option Committee. The members of the committees are selected by the full Board of Directors and serve until they are replaced by the Board of Directors or until their earlier resignation or removal from such committee or the Board of Directors.

     Audit Committee.  The Board of Directors created the
Audit Committee in May 1996. The Audit Committee is to review the financial results of the Company with the Company's outside auditors and to discuss with the outside auditors the scope of the annual audit and the other services the Company's outside auditors are to perform. The members of the Audit Committee are John Giguiere, Victor Motto and R. Ken Coit. The Audit Committee has not yet held any meetings to date.

     Compensation Committee. The Compensation Committee was created in May 1996 at the same time as the Audit Committee.
The Compensation Committee is to make recommendations concerning salaries and incentive compensation for the Company's officers and employees. The members of the Compensation
Committee are John Giguiere, Victor Motto and R. Ken Coit.  The
Compensation Committee did not meet in 1996.

     Stock Option Committee. The Stock Option Committee was formed in July 1995 to administer the Company's 1995 Stock
Option Plan.  The Stock Option Committee consists of R. Ken
Coit and Victor Motto. Insofar as no stock options were granted in 1996, the Stock Option Committee did not meet during that year.

Transactions Concerning Board of Directors

     John and Lane Giguiere held a promissory note in the principal amount of $57,000 payable by the Company. The note was granted to reimburse Mr. and Mrs. Giguiere for expenses they incurred in repairing and renovating the farm house located on the Company's property. The Company repaid the note on March 31, 1995.

     R. Ken Coit received commission payments for his services in connection with the Company's initial public offering in early 1995 and the Company second public offering of Common Stock, completed in July 1996. Mr. Coit's commissions in connection with the Company's initial and second public offerings on terms similar to those granted to other participating broker-dealers in the offerings. The commissions were payable by Capitol Bay
Securities, the underwriter of the initial public offering, and Van Kasper & Company, the underwriter of the second public offering.

     The Company is the holder of a promissory note payable by RHP Vineyards, Inc. The note evidences a loan to that corporation by R.H. Phillips Partners and the assumption in 1993 of payment obligations of certain persons to R.H. Phillips Partners. The amount payable under the note as of December 31, 1995 was $192,340. Unpaid amounts under the note bear interest at a rate of 7% per annum. The note and other obligations are payable in full on June 30, 1999.

     The Board of Directors has adopted a policy pursuant to which all future material transactions and loans with affiliated parties will be made or entered into on terms no less favorable than those that can be obtained from unaffiliated third parties. All future material affiliated transactions and loans, and any forgiveness thereof, must be approved by a majority of independent outside members of the Board of Directors who do not have an interest in the transaction.

Relationships Between Directors and Executive Officers

     John and Karl Giguiere are brothers.  John and Lane
Giguiere are husband and wife. There are no other familial relationships between the directors and executive officers of the Company.

Reports under Section 16(a) of the Exchange Act

     Based on its review of all filings on Form 3, 4 and 5 the Company received from its directors, executive officers and principal shareholders, the Company is unaware of any such person who was required to file any of these forms pursuant to
Section 16 of the Securities Exchange Act of 1934 who did not do so in a timely manner.

            EXECUTIVE COMPENSATION

Compensation of Executive Officers

     The following is a summary of all compensation paid for services rendered to R.H. Phillips during 1994, 1995 and 1996 by John and Karl Giguiere, the Company's current Co-Chief
Executive Officers (the "Named Executive Officers"). Other than the Named Executive Officers, no employee or officer received a salary and bonus in excess of $100,000 in 1996.

                               Summary Compensation Table
                                                                 Long Term Compensation

                                    Annual Compensation                  Awards
                                                                 -----------------------
                                                                 Restricted   Securities
Name and                                           Other Annual    Stock      Underlying
Principal Position  Year   Salary($)  Bonus($)   Compensation($)  Awards(#)   Options(#)
John Giguiere, Co-  1996    80,625     26,662       20,000(1)          0            0
President, Co-
Chief Executive     1995    80,625        662       20,000(1)          0            0
Officer
                    1994    87,394     16,258       20,000(1)          0            0

Karl Giguiere, Co-  1996    80,625     26,662            0             0            0
President, Co-
Chief Executive     1995    80,625        662            0             0            0
Officer
                    1994    87,394     16,258            0             0

(1) The amounts listed under "Other Compensation" consist of a $500 per month automobile allowance for John Giguiere and the fair rental value of the farm house located at the R.H. Phillips' winery where John and Lane Giguiere reside on a rent-free basis. The Company estimates that the fair rental value of the housing is approximately $14,000 per year.

     The following table provides information with respect to the Named Executive Officers concerning unexercised options held as of December 31, 1996.

Aggregated Option Exercises in Last Fiscal year and FY-End Option Values

                                  Underlying Unexercised In-the-Money Options
                                     Options at FY-End        At FY-End(1)
              Shares
            Acquired on   Value        Exercisable/           Exercisable/
Name        Exercise (#) Realized      Unexercisable          Unexercisable

John Giguiere      --          --          13,620                $0.00(2)
                                           40,860

Karl Giguiere      --          --          20,430                $0.00(2)
                                           61,290

(1) Based upon the closing price of the Common Stock on December 31, 1996, as reported by the Nasdaq National
     Market ($2.88 per share).

(2)  The closing price of the Common Stock on December 31,
     1996 was below the exercise price per share.

     Victor Motto receives compensation of $1,000 per meeting and travel expenses for attending meetings of the Board of Directors. He is also to receive options to purchase a maximum of 20,000 shares of Common Stock at a price equal to the fair market value of the Company's Common Stock, subject to approval of a final stock option agreement by Mr. Motto and the Board of Directors. The total compensation paid Victor Motto in 1996 for attending meetings of the Board of Directors was $8,000. No other members of the Board of Directors are currently compensated for attending meetings of the Board of Directors or Board committees. The Board of Directors may institute a policy of compensating directors for attending such meetings in the near future.


SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN
BENEFICIAL OWNERS

     The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors the percentage of shares which the executive officers and directors owned as a group as of March
18, 1997. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.


Name and Address of      Position            Amount and Nature of     Percent of
Beneficial Owner(1)                            Beneficial Owner        Class

John E. Giguiere(2)(3)   Co-President, Co-Chief   1,618,324             27.2
26836 County Road 12A    Executive Officer,
Esparto, CA 95627        Chairman of the Board,
                         Director

Karl E. Giguiere(2)(4)   Co-President, Co-Chief   1,600,306             26.9
26836 County Road 12A    Executive Officer, Vice-
Esparto, CA 95627        Chairman of the Board,
                         Director

Lane C. Giguiere(2)(5)   Vice-President           1,614,919             27.1
26836 County Road 12A    Operations, Marketing,
Esparto, CA 95627        Director

R. Ken Coit(6)           Director                   300,322              5.0
1655 North Main Street
Suite 270
Walnut Creek, CA 94596

Victor L. Motto          Director                         0              0.0
899 Adams Street
St. Helena, CA 94574

All Executive Officers and Directors(7)           1,949,291             32.7

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange
     Commission (the "Commission"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Percentages are based on 5,957,750 shares of Common Stock outstanding on March 18, 1997, adjusted as required by the rules of the Commission.

(2) Includes 865,773 shares of Common Stock owned by RHP Vineyards and 714,103 shares of Common Stock owned by R.H. Phillips Vineyard. John and Karl Giguiere each own 33.33% of the outstanding stock of RHP Vineyards, Inc., constitute two of the three members of the Board of Directors, and are the Secretary and President, respectively, of that corporation. John and Karl Giguiere also own a majority of the outstanding shares of R.H. Phillips
     Vineyard, constitute two of the three members of the Board of Directors and serve as the President and Secretary, respectively, of that corporation. Because they share majority ownership of the stock of those corporations and constitute a majority of those corporations' directors, John and Karl Giguiere may be deemed beneficial owners of the shares held by those two corporations.

(3) Also includes 16,552 shares held as joint tenants with Lane Giguiere, a warrant to purchase 8,276 shares which he holds as joint tenants with Lane Giguiere, and 13,620 shares subject to that portion of a stock option which is exercisable within 60 days of the date of this Proxy Statement.

(4) Also includes 20,430 shares subject to that portion of a stock option which is exercisable within 60 days of the date of this Proxy Statement.

(5)  Also includes 16,552 shares held as joint tenants with John
     Giguiere, a warrant to purchase 8,276 shares which she holds as joint tenants with John Giguiere, and 10,215 shares subject to that portion of a stock option exercisable within 60 days of the date of this Proxy Statement.

(6)  Mr. Coit holds 252,527 shares as a joint tenant with Donna
     Coit, his wife, and 47,688 shares are held individually by Mr. Coit.

(7) Includes shares purchasable upon exercise of stock options within 60 days of the date of this Proxy Statement.

     The following table sets forth information with respect to persons, in addition to those listed above, who are known by the Company to own 5% or more of the Common Stock as of March 18, 1997:


Name and Address of Shareholder      Amount and Nature of   Percent of Class
                                      Beneficial Owner(1)

John Hancock Mutual Life Insurance       1,462,173(2)            19.8
Company
200 Clarendon Street
Boston, MA 02117

RHP Vineyards, Inc.                        865,773               14.5
26836 County Road 12A
Esparto, CA  95627 (3)

The R.H. Phillips Vineyard, Inc.           714,103               12.0
26836 County Road 12A
Esparto, CA  95627 (3)

(1) This table is based on information and assumptions set forth in Footnote (1) to the previous table.

(2) This includes 1,381,321 shares of Common Stock purchasable at $3.90 per share under the terms of stock purchase warrants. The warrants are presently exercisable and expire on March 27, 2006.

(3) John and Karl Giguiere own a majority of the outstanding shares of RHP Vineyards, Inc. and The R.H. Phillips Vineyard, Inc. and constitute a majority of those corporations' boards of directors. See footnote 2 of the previous table for further information regarding these corporations.

              PROPOSAL NUMBER 2

        AMENDMENT TO STOCK OPTION PLAN

Reason for Proposal

     The Company proposes to amend its 1995 Stock Option Plan
(the "Plan") to allow for the Company to issue options to purchase its Common Stock to members of the Company's Stock Option Committee
(the "Committee").

     Under the Plan as presently in effect, the Company is authorized to issue stock options to its employees, directors and consultants. However, the Plan provides that the Company may not issue stock options under the Plan to members of the Committee. This restriction was originally placed into the Plan so that grants of stock options would be exempt from the application of certain short-swing profits rules under Rule 16b-3 of the Securities and Exchange Commission. A recent change to this rule by the Securities and Exchange Commission makes this restriction no longer necessary.

     Insofar as the Committee currently consists of the Company's non-employee directors, the Plan in its present form effectively prevents the Company from issuing stock options to these directors unless a new stock option plan were adopted specifically for those persons.
Management believes that it is important for the Company to be able to be able to grant options to these persons to act as an incentive for them to serve on the Board of Directors and as an inducement to attract additional qualified candidates to serve on the Board of Directors if necessary. Management believes that it would be more cost effective for the Company to amend the current plan in the manner proposed than to adopt an entirely new plan for these directors.

Description of Amendment

     The proposed amendment will change the Plan to allow members of the Committee to receive options under the Plan. Each proposed grant of options to members of the Committee must be approved by a majority of the members of the full Board of Directors, without counting the votes of any members of the Committee.

Description of Plan

     The following is a summary of the major provisions of the Plan, as it is proposed to be amended. The full text of the Plan is attached to this Proxy Statement as Exhibit A and this discussion is qualified in its entirety by the full text of the Plan.

     Purpose. The Board of Directors of the Company created the Plan in 1995 to provide non-cash incentives to its key employees, directors and consultants. The Plan gives these employees, directors and consultants the ability to acquire shares of R.H. Phillips Common Stock at a predetermined price for a period of time specified in an agreement between the person who is given the option (the "option holder") and the Company. The Plan is designed to encourage key employees, directors and consultants to contribute to the Company's success by giving them a common interest with the shareholders in increasing the value of the Common Stock. The Board of Directors also believes that options issued under the Plan may be used to attract additional capable employees, directors and consultants to join the Company.

     Administration  The Plan is administered by the Committee.
The Committee is currently composed of Messrs. Coit and Motto, who are two non-employee directors of the Company. The Committee is appointed by the full Board of Directors and serves for such a period of time as the Board of Directors determines. The Committee makes determinations as to the number of options each option holder will receive, the exercise price, the duration of the vesting schedule and the other terms of the options, subject to limitations set forth in the Plan. However, as the Plan is proposed to be amended, only the full Board of Directors may approve a grant of options to members of the Committee without counting the votes of the members of the Committee.

     In addition to these powers, the Committee has the authority to interpret the Plan and to take all actions which the Committee deems necessary to administer the Plan. All decisions, determinations and interpretations of the Committee regarding the Plan are final and binding upon the Company and all participants in the Plan.

     Eligible Participants. The Plan allows for the grant of incentive stock options ("ISOs"), which are options that qualify as incentive stock options under the Internal Revenue Code of 1986, to employees of the Company. The Plan also allows for the grant of non-statutory stock options ("NSOs"), which do not qualify as incentive stock options, to directors, employees and consultants of the Company. As it is proposed to be amended, the Plan will allow for the grant of options to members of the Committee as well.

     The Committee determines which of the eligible persons will receive options. The Committee may apply whatever criteria it deems appropriate in choosing who will receive options as well as the number of shares each person may purchase and the period over which the options vest, subject to the limitations imposed by the Plan.

     Shares Subject to Plan.  The Company may grant options to
purchase a maximum of 815,000 shares of the Company's Common
Stock under the Plan.   The number of shares set aside for issuance under
the Plan is subject to adjustments in the event of mergers, reorganizations, stock dividends, stock splits, reverse stock splits and certain other changes in the outstanding shares of the Company. If options are not exercised in full by the time they expire, or if shares are surrendered in payment for exercising options, the shares which were subject to those options or which were surrendered may be reissued under options or other awards.

     There is no limit as to the number of options which any one individual may receive. There are certain limitations under the Internal Revenue Code and the regulations of the Department of the Treasury concerning the number of ISOs which may be issued to certain major shareholders in one year.

     The Company's Common Stock is currently traded on the Nasdaq
National Market. On April 15, 1997, the last reported sale of the Common Stock was quoted at $3.88 per share on the Nasdaq National
Market.

     Stock Option Agreement. If the Committee wishes to grant an option to an eligible person, that person will be given a stock option agreement. Both the Company and the prospective option holder must sign the stock option agreement before any option grant will be deemed effective.

     Purchase Price. Each stock option agreement will set forth the price at which the holder of the option may purchase Common Stock, commonly referred to as the "exercise price." Subject to the discussion set forth below, the Committee has the authority to determine what the option exercise price will be. The Plan states that in the case of ISOs the exercise price must be no less than 100% of the fair market value of the Common Stock as of the date the option is granted. For other options granted under the Plan, the exercise price may be as low as 85% of fair market value as of the date of grant, although the Committee will not normally approve grants of options with an exercise price of less than 100% of fair market value as of the date of grant.

     The Plan provides that options may be exercised through payment of cash or by check. The Plan also gives the Committee the discretion to allow certain other forms of payment to exercise options. These other forms of payment include full recourse promissory notes given by the option holder to the Company, the exchange of Common
Stock held by the option holder with a value equal to the exercise price for the options and by the assignment of the proceeds of the sale of some of the shares acquired on exercise of the option with the assistance of a broker.

     Vesting. Options granted under the Plan will typically be subject to vesting. This means that initially the option holder will able to purchase none or only some of the shares for which he or she has been given an option. The number of shares the option holder may purchase increases over time while the holder is employed by the Company until, if the holder remains with the Company for a sufficient period, the holder is eligible to purchase all of the shares for which the holder was given an option. The rate by which the options vest will be stated in the stock option agreement between the Company and the option holder. The Plan provides that vesting shall occur at a rate of no less than 20% of the total number of shares granted under the option agreement per year and that all options will become fully vested by no later than five years after the date the options are granted.

     Term. With certain exceptions for shareholders who own 10% or more of the Company's stock, whose ISOs expire after five years, the term of each option is ten years from the date of grant unless a shorter period is specified in the stock option agreement. The period of time during which an option may be exercised may be reduced, however, under certain circumstances. If an option holder ceases being employed or providing services to the Company for any reason (other than death or disability), the option holder will have thirty days (or three months in the case of an ISO) following the effective date of termination to exercise the option before the option expires. If the option holder dies or suffers a disability that makes him or her substantially unable to perform his or her duties for any 12 month period, the option holder, the holder's qualified representative or estate may for a period of six months (or twelve months in the case of an ISO) following the date of such death or disability exercise the option. The number of shares the option holder (or guardian or estate, as the case may be) may purchase will equal the number of shares the option holder was entitled to purchase on the date of termination, disability or death and all vesting will cease on that date.

     Stock options will also be terminated two days prior to certain types of reorganizations of the Company. These are: (i) a merger, whether or not the Company is the surviving corporation, if the beneficial owners of the Company's securities immediately prior to the merger as a group own less than 50% of the surviving entity's outstanding voting securities after the merger; (ii) the sale or exchange of all or substantially all of the outstanding voting securities of the Company; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company other than in the ordinary course of business; and (iv) the dissolution or liquidation of the Company.

     Term of Plan. The Plan will terminate by no later than May 17, 2005. No options may be granted under the Plan after that time, although options granted prior to that time may be exercised by the holders after the Plan terminates if their option agreements so allow.

     The Board of Directors may amend or terminate the Plan at any time, and the Board of Directors or the Committee may discontinue granting options under the Plan at any time. All material amendments to the Plan will require approval of the shareholders. Amendments to the Plan or the termination of the Plan will not adversely affect the rights of option holders under their stock option agreements unless the individual option holders consent to the amendment or termination of their options.

     Federal Income Tax Consequences. The following is a general discussion of the federal income tax consequences related to the issuance and exercise of the options and the sale of the shares of Common Stock acquired on exercise of the options. The discussion is not a complete analysis of all federal income tax consequences and does not cover all specific transactions which may occur.

          Non-Statutory Stock Options.  Under existing
Department of Treasury Regulations, option holders do not recognize any taxable income upon receipt of an NSO. Upon the exercise of an NSO, the difference between the exercise price of the option and the fair market value of the shares as of the date of exercise is taxable to the option holder as ordinary income. This difference between the exercise price and the fair market value of the shares when purchased, or "spread," is treated as compensation to the holder for federal income tax purposes and is subject to income tax withholding. The Company receives a business deduction for federal tax purposes on the amount of the spread in the year in which the option is exercised.

          When shares purchased upon exercise of the NSO are sold, gain or loss on the shares is taxed as short or long term gain, based on the length of time the shares were held. The option holder's tax basis in shares purchased solely for cash on exercise of an NSO will be equal to the fair market value of the shares on the date of exercise. If the option holder exercises his or her option by surrendering Common Stock of the Company which the option holder already owns, the tax basis in the surrendered shares will be carried over to the shares received on exercise of the option, plus the amount of the spread.

          Incentive Stock Options. A person who receives an ISO is not subject to federal income taxation either upon receipt of the option or upon exercise of that option. In turn, the Company does not receive a tax deduction upon the option holder's exercise of an ISO. Upon the sale of the stock purchased upon the exercise of an ISO, all gain or loss realized on the sale of the shares is treated as long term capital gain or loss. However, if the sale takes place within one year following the issuance of shares purchased through the exercise of the ISO or within two years following the grant of the option, the holder of the ISO will be taxed as if he or she had received an NSO and the Company will receive the tax deduction described in the section discussing NSOs.

          An option holder's tax basis in shares issued upon exercise of an ISO will be equal to the amount of cash paid for the shares. If some or all of the payment of the exercise price is made in the form of an exchange of other Common Stock of the Company held by the option holder, the option holder's tax basis in the surrendered shares will be carried over to the shares received upon exercise of the ISO, increased by the amount of cash, if any, paid to exercise the option.

          The aggregate fair market value (as determined on the date the option is granted) of the shares which may become exercisable by an employee under an ISO during any calendar year under the Plan (or any other stock option plan which may be in existence) may not exceed $100,000. To the extent that the fair market value exceeds that amount, the option is treated as an NSO.

          Although the holder of an ISO is not taxed upon the exercise of the option for federal income tax purposes, the spread is treated as an adjustment to the alternative minimum tax of that option holder in the year of exercise. As a consequence, an option holder may be subject to alternative minimum tax from exercising an ISO.

     Accounting Treatment. Under present accounting rules, grants and exercises of non-transferable stock options with an exercise price not less than the fair market value of the underlying Common Stock do not result in any charge to the Company's earnings. However, the Company's financial statements contain a footnote setting forth the difference between the fair market value of the Common Stock as of the date of the financial statements and the exercise price of unexercised options as of that date.

Awards of Options to Date/Approval of Plan

     The Board of Directors approved the Plan in May, 1995 and on July 11, 1995 the Committee approved the first awards of options under the Plan. The Plan was approved by the shareholders of the Company at their 1995 Annual Meeting, held on November 10, 1995.

     The following is a list of the number of options outstanding which are held by or the Company presently intends to issue to: 1) each of the Named Executive Officers; 2) all current directors who are not executive officers as a group; 3) all executive officers as a group; and 4) all employees, including all current officers who are not executive officers, as a group.


Karl E. Giguiere  (Co-CEO, Co-President)                           81,720


John E. Giguiere  (Co-CEO, Co-President)                           54,480


All directors who are not executive officers as a group(1)         20,000


All executive officers as a group                                 323,984


All employees as a group (excluding executive officers)           111,684


(1) None of the non-management directors has received any grants of stock options to date. However, the Company has tentatively agreed to grant Victor Motto, a non-employee director who is a member of the Committee, an option to purchase 20,000 shares of Common Stock. The Company intends to issue the option under the Plan, subject to approval of the amendment and to agreement on the other terms and conditions of the grant. In addition, if the amendment is approved, the Board of Directors intends to grant options to other members of the Committee. The number, price and other terms under which the options may be granted has yet to be determined.

Vote Required For Approval

     Approval of the amendment to the Plan will require the affirmative vote of shareholders holding a majority of the Company's shares present in person or by proxy and entitled to vote at the Annual Meeting. Each share is entitled to one vote. Proxies solicited by the Board of Directors will be voted FOR this proposal unless the shareholders specify to the contrary in their proxies or specifically abstain from voting on this matter. Abstention votes and broker non-votes are counted in determining the total number of votes cast on this proposal and, consequently, have the effect of a vote against the proposal.

Recommendation

     The Board of Directors recommends a vote "FOR" approving the amendment to the Plan.

              PROPOSAL NUMBER 3

       APPROVAL OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG Peat Marwick LLP
("KPMG Peat Marwick") as the independent auditors for the Company for the fiscal year ending December 31, 1997.

     The accounting firm of Deloitte & Touche LLP ("Deloitte &
Touche") served as the Company's independent auditors for the year ended December 31, 1994. On August 1, 1995, the Board of Directors determined to dismiss Deloitte & Touche and to select KPMG Peat
Marwick as the Company's independent auditors for the year ended December 31, 1995. The Board of Directors made this determination after receiving proposals from various accounting firms, including
KPMG Peat Marwick and Deloitte & Touche. Following a review of these proposals, the Board of Directors concluded that the change in auditors would allow the Company to receive auditing and tax services on a more cost effective basis.

     The report of Deloitte & Touche for the year ended December
31, 1994 did not contain any adverse opinion or disclaimer of opinion and were not modified as to any uncertainty, audit scope or accounting principles. There were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     It is not anticipated that representatives of KPMG Peat Marwick or Deloitte & Touche will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" approval of KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending December 31, 1997.

   SUBMISSION OF SHAREHOLDER PROPOSALS FOR
     1998 ANNUAL MEETING OF SHAREHOLDERS

     The 1998 Annual Meeting of Shareholders has been scheduled to take place on May 21, 1998. Shareholder proposals for presentation at that meeting must be received by the Company by no later than January 20, 1998.


                OTHER BUSINESS

     It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.


By Order of the Board of Directors,

//s// Robert T. Moore

Robert T. Moore,
Secretary

April 21, 1997


Upon written request of any person whose proxy is being solicited hereby, the Company will provide without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended
December 31, 1996, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits. All such requests may be directed to: Robert T. Moore, Secretary, R.H. Phillips, Inc., 26836 County Road 12A, Esparto, California 95627.

                  Exhibit A

             R.H. PHILLIPS, INC.

            1995 STOCK OPTION PLAN
                  AS AMENDED


1.  PURPOSE

     The purpose of this R.H. Phillips, Inc. 1995 Stock Option Plan ("Plan") is to offer strong incentives to key employees, directors and consultants of R.H. Phillips, Inc. (the "Company") who are primarily responsible for the management and growth of the Company's business and to encourage those persons to continue in the Company's service, thereby advancing the interests of the Company and its shareholders.

     The word "affiliate" shall mean any corporation in an unbroken chain of corporations beginning or ending with the Company of which each corporation, other than the last in that chain, directly or indirectly beneficially owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.  OPTIONS

     Options granted under this Plan shall be either: (i) incentive stock options, as that term is defined in Section 422 of the Internal Revenue
Code of 1986, as amended (the "Code"); or (ii) nonstatutory stock options, which consist of options which are not incentive stock options. To the extent that the aggregate fair market value of the shares exercisable for the first time during a calendar year under all incentive stock options held by an optionee exceeds $100,000, those options shall be treated as nonstatutory stock options to the extent of such excess.

3.  ADMINISTRATION

     This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may designate a committee of for the purpose of administering the Plan, composed of not less than two (2) members of the Board (the "Committee"). If the Committee is appointed, the Committee will have all powers described in this Plan as belonging to the Board in administering the Plan and the Board shall not in any way administer the Plan. The foregoing sentence notwithstanding, if any options are proposed to be granted to members of the Committee, such a grant shall require the approval of the full Board without including the vote of the members of the Committee.

      Subject to the express terms and conditions of this Plan, the Board shall have full power to construe this Plan and the terms of any option granted under this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan or such options and to make all other determinations necessary or advisable for this Plan's administration. All determinations by the Board with respect to these matters shall be final and binding upon any persons having an interest in this Plan or any options granted thereunder.
                                -1A-

4.  ELIGIBILITY

     The persons eligible to receive nonstatutory options under this Plan shall be the directors, employees and consultants of the Company or its affiliates. Only employees of the Company shall be eligible to receive incentive stock options.

5.  THE SHARES

     The Company may issue a maximum of 815,000 shares of its Common Stock upon the exercise of options under this Plan. The number and kind of shares of stock or other securities issuable upon the exercise of options shall be subject to adjustment as provided in Section 7 of this Plan. If any outstanding option which has not been exercised in full terminates or expires, all unissued shares thereunder shall become available for the grant of further options under this Plan.

6.  GRANT, TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to this Plan shall be subject to the following terms and conditions:

     a. Option Price. The exercise price under each option shall be determined by the Board, subject to the following limitations:

          i. The exercise price of a nonstatutory stock option shall not be less than eighty-five percent (85%) of the fair market value of the shares subject thereto on the date the option is granted (the "date of grant").

          ii. The exercise price of an incentive stock option shall not be less than one hundred percent (100%) of the fair market value of the shares subject thereto on the date of grant.

          iii. Any option granted to a person who beneficially owns securities with more than ten (10%) of the voting power of the Company or its affiliates shall have an exercise price equal to one hundred ten percent (110%) of the fair market value of the shares subject thereto on the date of grant.

     b. Determination of Fair Market Value. The fair market value of the shares shall be determined by the Board in accordance with the following procedures:

          i. If the Common Stock of the Company is listed on any national stock exchange, the Nasdaq National Market System or the Nasdaq SmallCap Market, the fair market value of the stock shall be the closing sales price for the stock (or the mean between the closing bid and ask prices if no sales were reported), as quoted on that system or exchange for the last trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Board deems reliable.

          ii.  If there is no established market for the Common
Stock of the Company, the fair market value shall be determined by the Board in accordance with any reasonable valuation method selected by the Board, including those described in Treasury Regulation Section 20.2031-2.

     c. Duration and Vesting of Options. The duration of each option shall be determined by the Board; provided, however, that no option may be exercisable after one hundred twenty (120) months following its date of grant and provided that no incentive stock option granted to any person described in subsection 6.a.iii above
                                  -2A-
may be exercisable after sixty (60) months after its date of grant. Each option shall vest in a manner that the Board shall determine; provided, however, that if compliance with the terms of SEC
Rule 16b-3, as promulgated under the Exchange Act, otherwise requires, no option may vest prior to six (6) months after the date of grant.
In addition, in no event shall an option vest at a rate of less than twenty percent (20%) per year during the first five (5) years following the date of grant.

     d. Exercise of Options. Optionees may exercise their options by delivering payment in the form of cash, certified or cashier's check, personal bank check, or the equivalent thereof acceptable to the Board, together with written notice to the Secretary of the Company identifying the option being exercised and specifying the number of shares being purchased. In addition, the Board may allow the optionee to use the following forms of payment of the purchase price, under terms which the Board deems to be acceptable:

          i. The surrender of shares of the Company's stock owned by the optionee having a value, as determined by the Board, equal to the exercise price, provided that if the optionee is subject to short-swing profit liability under Section 16 of the Exchange Act, the timing of the exercise must satisfy the requirements of Rule 16b-3 of the SEC;

          ii. The optionee's recourse promissory note, provided that the promissory note shall be due and payable not more than four (4) years after the option is exercised and that interest shall be payable at least annually at a rate not less than that necessary to avoid assessment of imputed interest under the Code; or

          iii. The assignment of the proceeds of the sale of some or all of the shares being acquired upon exercise of the option.

          iv. Any other method of payment to the extent permitted by applicable laws.

     No method of exercising an option shall be permitted if that method would result in the violation of any applicable law, the Company's articles of incorporation or bylaws or any agreement restricting the redemption or repurchase of the Company's stock.

     e.  Termination of Status.  Unless the Board allows the optionee
(or the optionee's personal representative or estate, as the case may be) more time to exercise an option, an optionee's rights to exercise an option shall be limited as follows upon the termination of his status as an employee, director or consultant of the Company:

          i. Death or Disability. If an optionee's status is terminated by death or disability, the optionee, the optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of six (6) months (or twelve (12) months in the case of an incentive stock option) following the date of such death or disability to exercise the option to the extent the optionee was entitled to do so on the date of the optionee died or became disabled; provided the date of exercise is in no event after the expiration of the term of the option. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

          ii. Other Reasons. If an optionee's status is terminated for any reason other than those mentioned above under "Death or Disability", the optionee may within thirty (30) days (or three (3) months in the case of an incentive stock option) following the effective date of his termination exercise the option to
                                   -3A-
the extent the option was exercisable by the optionee on the effective date of termination; provided the date of exercise is in no event after the expiration of the term of the option.

     f. Transferability of Option. Each option shall be transferrable only by will or the laws of descent and distribution. To the extent permitted by the rules of the California Commissioner of Corporations, options may be assigned pursuant to a qualified domestic relations order as defined in Title I of the Employee Retirement Income Security Act or the rules promulgated under that Act. All other transfers or purported transfers of an option or any interest therein shall be void. Only the optionee may exercise an option during the optionee's lifetime.

     g. Rights as a Shareholder. The optionee shall have no rights as a shareholder by virtue of possessing an option and no such rights with respect to any shares of stock issuable upon exercise of the option until the date the optionee is issued a stock certificate evidencing the optionee's ownership of the shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 7 hereof.

     h. Written Agreement. The terms and conditions of each option granted under this Plan shall be contained in written agreements between the Company and the optionee. Except to the extent that the Board otherwise determines, incentive stock options granted under this Plan shall be subject to the terms and conditions of the standard form of Incentive Stock Option Agreement attached to this Plan as Exhibit A and nonstatutory stock options so granted shall be subject to the terms and conditions set forth in the standard form of agreement attached to this Plan as Exhibit B. The Board may vary or amend the terms of any individual option agreement or the standard form agreements, provided that all variations and amendments must be in accordance with this Plan. No option shall be deemed granted until the Board approves the grant and the Company and optionee execute a written agreement with respect to that option.

7.  ADJUSTMENT OF, AND CHANGES IN, THE SHARES

     a.   Adjustments.  If the shares of the Company's Common
Stock are changed into a different number of shares by reason of reorganization, recapitalization, combination of shares, stock split, reverse stock split or reclassification, or if the Company declares and pays a stock dividend on the Common Stock, the Board shall add to the shares issuable under this Plan the appropriate number of shares to which each share of Common Stock is entitled. If the Company's Common
Stock is changed into or exchanged for a different type of security due to any reorganization, recapitalization, reclassification or similar event, the Board shall substitute an appropriate number of those securities for issuance under this Plan into which or for which the Common Stock has been changed or exchanged. The Board shall make appropriate adjustments in the number of shares or kind of securities which may be purchased upon exercise of any outstanding option so that the optionee's proportionate shareholding interest in the Company represented by the unexercised portion shall be maintained as before the event. Adjustments in outstanding options shall be made without change to the total price of the unexercised portion of the option and with a corresponding adjustment in the option price per share.

     b. Termination. Except as provided in this subsection 7.b, all options shall terminate immediately, notwithstanding the fact that the options could otherwise be exercised, no later than two business days prior to the occurrence of any of the following events:

          i. The merger or consolidation of the Company, whether or not the Company is the surviving corporation, if the beneficial owners of the Company's securities immediately prior to the merger or
                                 -4A-
consolidation as a group are the beneficial owners of less than 50% of the surviving entity's outstanding voting securities immediately after the merger or consolidation;

          ii. The sale or exchange of all or substantially all of the outstanding voting securities of the Company;

          iii. The sale, exchange or transfer of all or substantially all of the assets of the Company other than in the ordinary course of business; or

          iv.  The dissolution or liquidation of the Company.

The Board may attempt to arrange with the surviving, continuing, successor or acquiring corporation or entity, as the case may be, (the "Acquiror") for the Acquiror to assume the obligations of the Company with respect to any outstanding options or to provide substitute options, provided that the Board shall be under no obligation to do so and that, unless the Acquiror agrees otherwise, the Acquiror shall not be required to assume these obligations or to provide substitute options. There shall be no cancellation of options under this subsection 7.b if the Acquiror was an affiliate of the Company immediately prior to the event described in (i), (ii) or (iii) above or is a person, group or other entity which beneficially owned over 10% of the Company's outstanding voting stock immediately prior to the event.

     c. No Other Adjustments. Except for any issuance described in subsection 7.a, no issuance by the Company of shares of stock of any class or securities convertible into shares of any class of stock, or the conversion of such securities into shares of any class of stock, shall affect the number or price of shares of Common Stock subject to the option, and no adjustment by reason thereof shall be made.

     d. No Limitation on Company's Rights. Nothing in this Plan shall affect the right or power of the Company to adjust, reclassify, reorganize or change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

8.  LEGAL COMPLIANCE: LISTING OR QUALIFICATION OF
SHARES

     The grant of any option under this Plan and the exercise thereof shall be conditioned upon the prior registration and/or qualification of the options and underlying shares under applicable federal and state securities laws, or the availability of exemptions therefrom. If at any time the Board shall determine that the listing or qualification of shares subject to any option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable, the option may not be exercised in whole or in part unless that listing, qualification, consent or approval shall have been effected or obtained, free of any condition not acceptable to the Board.

9.  AMENDMENT AND TERMINATION

     The Board shall have complete power and authority to terminate or amend this Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend this Plan in a manner that requires shareholder approval for continued compliance with, if applicable to this Plan or the Company, the rules of the California Commissioner of Corporations, Rule 16b-3 of the SEC, Section 422 of the Code or any successor law or regulation. Except as provided in Section 7, no termination, modification or amendment of this Plan shall affect any option outstanding as of the date of that termination or amendment without the consent of the optionee. Unless sooner terminated, this Plan shall terminate on the date which
                                 -5A-
is ten (10) years after the Board adopted this Plan. No option may be granted under this Plan after this Plan is terminated.

10.  EFFECTIVENESS

     This Plan shall become effective immediately following the adoption of this Plan by the Board of Directors, provided that this Plan shall terminate if it is not approved by the shareholders of the Company within twelve (12) months of its adoption by the Board of Directors. Options granted under this Plan shall terminate and not be exercisable unless the shareholders of the Company approve this Plan within that twelve (12) month period.

11.  INFORMATION TO OPTIONEES

     The Company shall provide the optionees with copies of all annual reports and other information given to the Company's shareholders. In addition, the Company shall provide the optionees with that information which it is required to give them by law or pursuant to the rules of the California Commissioner of Corporations.
                                -6A-

                      R.H. PHILLIPS, INC.

       PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder(s) of the stock of R.H. Phillips, Inc. (the "Corporation") hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders of the Corporation, dated April 21, 1997, and a Proxy Statement of the Board of Directors of the same date. The undersigned hereby appoint(s) John E. Giguiere and Karl E. Giguiere, and each of them, with full power of substitution, as proxies to appear and vote all of the shares of the Common Stock of the Corporation standing in the name of the undersigned which the undersigned could vote if personally present and acting at the 1997 Annual Meeting of Shareholders of the Corporation, to be held at The R.H. Phillips Winery, 26836 County Road 12A, Esparto, California at 10:00am Pacific Time on May 22, 1997, and at any adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, and to vote according to their discretion on all other matters which may be properly presented for action at that meeting and at any adjournments thereof, including but not limited to all matters related to the conduct of the meeting. The above-named proxy holders are granted discretionary authority to cumulate votes in the election of directors among those nominees for whom the undersigned has(have) granted the authority to vote.


     1. To elect as directors the nominees set forth below.
        FOR all nominees listed below (except as marked to the contrary below).

  WITHHOLD AUTHORITY to vote for all of the nominees listed below.
 (INSTRUCTION): To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

 JOHN E. GIGUIERE, KARL E. GIGUIERE, LANE C.
GIGUIERE, R. KEN COIT, VICTOR L. MOTTO.

     2. To approve the amendment to the R.H. Phillips, Inc. 1995 Stock Option Plan.
  FOR           AGAINST        ABSTAIN

     3.   To approve KPMG Peat Marwick LLP as the independent
          auditors of the Corporation.
  FOR            AGAINST           ABSTAIN
  By executing this proxy, I(we) hereby revoke all previous proxies with regard to any matter to be voted upon at the Annual Meeting.

              COMPLETE, DATE AND SIGN PROXY ON REVERSE SIDE

Date:  _______________________, 1997



           Signature of Shareholder




        Signature of Joint Shareholder

                 INSTRUCTIONS

     Please date and sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian or as an officer of a corporation, partnership or other business entity, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR EACH OF THE PERSONS NOMINATED BY THE
BOARD OF DIRECTORS, FOR APPROVAL OF THE
AMENDMENT TO THE 1995 STOCK OPTION PLAN AND
FOR APPROVAL OF KPMG PEAT MARWICK LLP AS
THE INDEPENDENT AUDITORS OF THE
CORPORATION.  THIS PROXY WHEN PROPERLY
EXECUTED WILL BE VOTED AS DIRECTED.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR EACH OF THE PERSONS NOMINATED BY THE
BOARD OF DIRECTORS AND FOR APPROVAL, FOR
APPROVAL OF THE AMENDMENT TO THE 1995 STOCK
OPTION PLAN AND FOR APPROVAL OF KPMG PEAT
MARWICK LLP AS THE INDEPENDENT AUDITORS OF
THE CORPORATION.

          THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE